UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement
☒	Definitive Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

NEXTBOAT INC.

(Name of Registrant As Specified In Its Charter)

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☐	Fee paid previously with preliminary materials
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NEXTBOAT INC.

1701 Jel Wade Dr

Wilmington, NC 28401

(910) 772-9277

Notice of Actions Taken Pursuant to Written Consent of Stockholders

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

To the Stockholders of NextBoat Inc.:

This Notice and accompanying Information Statement is being furnished to the stockholders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”), of NextBoat Inc. (the “Company,” “we,” “us” or “our”), a Nevada corporation, as of the close of business on August 17, 2026 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to notify our stockholders, in accordance with Chapter 78 of the Nevada Revised Statutes (the “NRS”), that in lieu of a Special Meeting of the Stockholders of the Company, Jason Ruegg, as the holder of 13,239,750 shares of common stock, representing approximately 53% of the voting power of our issued and outstanding voting capital stock (the “Majority Stockholder”), approved the following action (the “Corporate Action”) on June 24, 2026:

● the ratification and approval of the prior issuance of an aggregate of 185,120 shares of common stock to certain service providers as compensation for services rendered (the “Service Provider Issuances”), which issuances were made without first obtaining shareholder approval as required under Section 711 of the NYSE American Company Guide.

The foregoing action was approved on June 25, 2026, by the Board of Directors of the Company (the “Board of Directors”). The Majority Stockholder consent we received constitutes the only stockholder approval required under the NRS, our Articles of Incorporation, and our Bylaws, to approve the Corporate Action. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

Although the Service Provider Issuances have already been completed, the ratification of such issuances by the Majority Stockholder will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the close of business on the Record Date.

By Order of the Board of Directors,

/s/ Brian S John

Brian S John

Chief Executive Officer

August 31, 2026

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INFORMATION STATEMENT

PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

NextBoat Inc., a Nevada corporation, with its principal executive offices located at 1701 Jel Wade Dr, Wilmington, NC 28401, is sending you this Notice and Information Statement (the “Information Statement”) to notify you of actions that the Majority Stockholder has taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company,” “we,” “our,” “us,” and “NextBoat” are to NextBoat Inc. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Common Stock held of record by them.

Copies of this Information Statement are first being mailed on or about September 2, 2026, to the stockholders of record of the outstanding shares of our common stock, $0.001 par value per share (the “Common Stock”), at the close of business on August 17, 2026, which we refer to as the “Record Date.”

Although the Service Provider Issuances described herein were completed prior to the date of this Information Statement, this Information Statement is being filed to provide notice of the stockholder action ratifying those prior issuances, as required under Rule 14c-2 of the Exchange Act. The Service Provider Issuances were made without first obtaining shareholder approval as required under Section 711 of the NYSE American Company Guide. In order to cure this noncompliance, the Majority Stockholder has approved the ratification of such issuances by written consent. The twenty (20) calendar day notice period described herein applies to the effectiveness of the ratification, not to the Service Provider Issuances themselves, which have already been completed.

Background

On June 24, 2026, by a written consent of Jason Ruegg, as the holder of 13,239,750 shares of Common Stock, representing approximately 53% of the voting power of our issued and outstanding voting capital stock (the “Majority Stockholder”), and on June 25, 2026, by the Board of Directors of the Company (the “Board of Directors” or the “Board”), the following action (the “Corporate Action”) was approved, in lieu of a special meeting of stockholders:

● the ratification and approval of the prior issuance of an aggregate of 185,120 shares of Common Stock to certain service providers as compensation for services rendered (the “Service Provider Issuances”), which issuances were made without first obtaining shareholder approval as required under Section 711 of the NYSE American Company Guide.

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The elimination of the need for a formal meeting of the stockholders to approve the Corporate Action is authorized by Section 78.320 of the Nevada Revised Statutes (the “NRS”), our Articles of Incorporation and our Bylaws. Section 78.320 of the NRS provides that, unless otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action required or permitted to be taken at a meeting of the Stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Neither the Company’s Articles of Incorporation nor its Bylaws prohibit the taking of action by its stockholders by written consent. Prompt notice of any such action taken by written consent must be provided to all holders of our Common Stock as of the Record Date.

In order to eliminate the costs and management time involved in holding a special meeting, the Corporate Action was approved by the written consent of the Majority Stockholder in lieu of a special meeting of stockholders.

This Information Statement shall constitute notice to you of the Majority Stockholder taking action by written consent under Section 78.320 of the NRS.

The consent of the Majority Stockholder we received constitutes the only stockholder approval required under the NRS, our Articles of Incorporation and our Bylaws, to approve the Corporate Action. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents, nor proxies are being requested from stockholders.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record as of the close of business on the Record Date. Although the Service Provider Issuances have already been completed, the ratification approved by the Majority Stockholder will not become effective until at least twenty (20) days after the date this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date, which we expect to be on or approximately September 22, 2026. Stockholders may also request a copy of the Information Statement by contacting our main office at (910) 772-9277.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

CORPORATE ACTION TAKEN

This Information Statement contains a brief summary of the material aspects of the Corporate Action approved by the members of the Board of Directors of the Company and the Majority Stockholder.

Ratification of Prior Stock Issuances to Service Providers

On June 25, 2026, our Board of Directors, and on June 24, 2026, the Majority Stockholder, respectively, approved the ratification of the prior issuance of an aggregate of 185,120 shares of Common Stock to certain service providers as compensation for services rendered (the “Service Provider Issuances”).

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Background and Description of the Service Provider Issuances

Between February 2026 and May 2026, the Company entered into certain consulting and service arrangements with third-party service providers. Pursuant to these arrangements, the Company issued an aggregate of 185,120 shares of Common Stock to such service providers as compensation for services rendered to the Company. These issuances were made in four separate transactions without first obtaining shareholder approval as required under Section 711 of the NYSE American Company Guide (the “Company Guide”).

The following table sets forth the details of each of the Service Provider Issuances:

No.	Recipient	Date of Issuance	Shares of Common Stock
1	Greentree Financial Group Inc.	February 4, 2026	100,000
2	Emily Pantelides	February 13, 2026	25,000
3	Corporate Profile LLC	February 13, 2026	10,000
4	Greentree Financial Group Inc.	May 15, 2026	50,120
	Total:		185,120

Description of Each Issuance

Issuance No. 1 — Greentree Financial Group Inc. (February 4, 2026; 100,000 shares). On or about January 30, 2026, the Company entered into a service agreement with Greentree Financial Group, Inc. (“Greentree”), pursuant to which Greentree agreed to provide professional services in connection with financial statements. As consideration for such services, the Company agreed to issue 100,000 shares of Common Stock to Greentree. The shares were issued on or about February 4, 2026. Greentree’s services included assistance with preparation of the Company’s consolidated financial statements, pre-audit adjustments, financial disclosure sections of the Company’s registration statement, and compliance with US GAAP and SEC disclosure requirements. The per-share value at the date of issuance was approximately $2.66.

Issuance No. 2 — Emily Pantelides (February 13, 2026; 25,000 shares). On or about February 13, 2026, the Company issued 25,000 shares of Common Stock to Emily Pantelides as compensation for consulting services rendered to the Company. Ms. Pantelides’ services included media relations, press release preparation, and public relations counseling on behalf of the Company. The per-share value at the date of issuance was approximately $2.56.

Issuance No. 3 — Corporate Profile LLC (February 13, 2026; 10,000 shares). On or about February 13, 2026, the Company issued 10,000 shares of Common Stock to Corporate Profile LLC (“Corporate Profile”) as compensation for consulting services rendered to the Company. Corporate Profile’s services included investor relations support, and preparation of investor communications materials. The per-share value at the date of issuance was approximately $2.56.

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Issuance No. 4 — Greentree Financial Group Inc. (May 15, 2026; 50,120 shares). On or about May 15, 2026, the Company issued an additional 50,120 shares of Common Stock to Greentree as compensation for additional services rendered to the Company. Greentree provided additional accounting, financial reporting, and SEC compliance consulting services in connection with the Company’s continued registration statement preparation and SEC reporting obligations. The per-share value at the date of issuance was approximately $2.41.

NYSE American Shareholder Approval Requirement

Section 711 of the NYSE American Company Guide requires listed companies to obtain shareholder approval prior to establishing or materially amending equity compensation arrangements pursuant to which stock may be acquired by officers, directors, employees, or consultants. The Service Provider Issuances constituted equity compensation arrangements with consultants and service providers, and accordingly required prior shareholder approval under Section 711 of the Company Guide.

The Company inadvertently failed to obtain shareholder approval prior to effecting the Service Provider Issuances. The Company is now seeking to ratify these issuances after the fact in order to cure its noncompliance with the NYSE American listing standards. The ratification by the Majority Stockholder is intended to retroactively satisfy the shareholder approval requirement under Section 711 of the Company Guide.

Board Recommendation and Majority Stockholder Approval

On June 25, 2026, the Board of Directors approved and recommended the ratification of the Service Provider Issuances. On June 24, 2026, Jason Ruegg, as the holder of 13,239,750 shares of Common Stock (approximately 53% of the outstanding Common Stock), executed a written consent approving the ratification of the Service Provider Issuances.

Dilutive Effects of the Service Provider Issuances

The 185,120 shares of Common Stock issued in the Service Provider Issuances represent approximately 0.77% of the shares of Common Stock that were outstanding immediately prior to such issuances and approximately 0.74% of the 25,142,895 shares of Common Stock currently outstanding. The issuance of these shares had a dilutive effect on existing stockholders’ percentage ownership interests in the Company. However, the Board of Directors determined that the services received by the Company in consideration for such share issuances were in the best interests of the Company and its stockholders.

No fractional shares were issued in connection with the Service Provider Issuances. The shares issued in the Service Provider Issuances are subject to the same rights, preferences, and privileges as all other outstanding shares of Common Stock.

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ACTION TAKEN BY WRITTEN CONSENT

On June 25, 2026, the Board of Directors unanimously approved and recommended the ratification of the Service Provider Issuances and recommended that the stockholders of the Company approve the same.

On June 24, 2026, Jason Ruegg, as the holder of 13,239,750 shares of Common Stock (approximately 53% of the outstanding Common Stock), executed a written consent approving the ratification of the Service Provider Issuances. The Majority Stockholder’s consent constitutes the only stockholder approval required to approve the Corporate Action.

The elimination of the need for a formal meeting of stockholders to approve the Corporate Action is authorized by Section 78.320 of the NRS. Section 78.320 of the NRS provides that, unless otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action required or permitted to be taken at a meeting of the Stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.

Neither the Company’s Articles of Incorporation nor its Bylaws prohibit the taking of action by its stockholders by written consent.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the ratification of the Service Provider Issuances approved by the Majority Stockholder will not become effective until at least twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to our stockholders of record as of the Record Date.

EFFECTIVE DATE

Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the ratification of the Service Provider Issuances will not become effective until at least twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to our stockholders. We anticipate that this Information Statement will first be mailed or otherwise delivered to our stockholders on or about September 2, 2026. Accordingly, the ratification is expected to become effective on or about September 22, 2026.

DISSENTER’S RIGHTS OF APPRAISAL

Pursuant to the NRS, the Company’s Articles of Incorporation, and the Company’s Bylaws, stockholders do not have any dissenter’s or appraisal rights in connection with the ratification of the Service Provider Issuances. The NRS does not provide for dissenter’s or appraisal rights with respect to the ratification of the issuance of shares of common stock as compensation for services rendered.

OUTSTANDING VOTING SECURITIES

The Company’s authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 100,000 shares of blank check preferred stock, par value $0.001 per share (“Preferred Stock”). As of the date hereof, no shares of Preferred Stock have been designated or are outstanding.

As of the Record Date, there were 25,142,895 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one (1) vote on all matters submitted to a vote of stockholders. The Company has no other classes of voting securities outstanding.

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The presence, in person or by proxy, of stockholders holding shares representing at least a majority of the voting power constitutes a quorum for the transaction of business at any meeting of stockholders. However, as described herein, the Corporate Action has been approved by written consent of the Majority Stockholder in lieu of a meeting, and no meeting of stockholders is required or will be held.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership of our Common Stock by: (i) each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our Common Stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”). Shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o NextBoat Inc., 1701 Jel Wade Dr, Wilmington, NC 28401.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares
Jason Ruegg (1)	13,239,750	52.6%
Brian John (2)	1,096,667	4.4%
Andrew Simmons	1,205,000	4.8%
Chad Corbin	33,767	0.1%
Blake Phillips	—	—
Mary Reynolds	25,000	0.1%
Jim Segrave	25,000	0.1%
Zebulon Hadley	—	—
All directors and executive officers as a group (8 persons)	15,625,184	62.1%

(1) Includes shares held by Ruegg Capital Group Inc., an entity controlled by Jason Ruegg. Mr. Ruegg serves as the Company’s President and Chairman of the Board.

(2) Mr. John serves as the Company’s Chief Executive Officer.

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MORE INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and Form 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, NE, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549, at prescribed rates.

The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

If you would like additional copies of this Information Statement or if you have questions about the Corporate Action, you should contact us at: NextBoat Inc., 1701 Jel Wade Dr, Wilmington, NC 28401, telephone (910) 772-9277.

DOCUMENT DELIVERY FOR SHARED ADDRESSES

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for Information Statements with respect to two or more security holders sharing the same address by delivering a single Information Statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for security holders and cost savings for companies. Some brokers household Information Statements, delivering a single Information Statement to multiple security holders sharing an address unless contrary instructions have been received from the affected security holders.

Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Information Statement, or if you are receiving multiple copies of the Information Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you are a holder of record.

You may also request a copy of this Information Statement by contacting us at: NextBoat Inc., 1701 Jel Wade Dr, Wilmington, NC 28401, telephone (910) 772-9277.

By Order of the Board of Directors,

/s/ Brian S John

Brian S John

Chief Executive Officer

August 31, 2026

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